UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT F 1934

Date of Report: December 4, 2008

Commission File Number: 000-53461

MANTRA VENTURE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(state or other jurisdiction of incorporation or organization)

1205 – 207 West Hastings Street
Vancouver, British Columbia, V6B 1H7
(Address of principal executive offices)

(604) 609 2898
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws
Item 8.01 Other Events

On December 4, 2008, Mantra Venture Group Ltd. (the “Company”) completed its corporate jurisdiction continuation into British Columbia in accordance with its Plan of Conversion adopted by holders of a majority of its voting shares on October 14, 2008 and its board of directors on October 29, 2008.

As a British Columbia company, the Company changed its Articles of Incorporation to a Notice of Articles in accordance with the requirements of the British Columbia Business and Corporations Act (“BCBCA”) attached hereto as Exhibit 3.2.  Additionally, on December 4, 2008, the Company’s former Nevada Bylaws were replaced with Table 1 standard British Columbia Articles under the BCBCA attached hereto as Exhibit 3.1.

The Company’s new Articles represent a significant departure from its previous Nevada Bylaws regarding all corporate governance matters.  Most notably, the Company will now be required to hold annual general meetings of shareholders and be subject to new mechanisms and restrictions regarding the appointment and election of directors.  Full details on the new corporate governance provisions in the Company’s Articles are available in Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1	Table 1 Articles adopted on December 4, 2008

Exhibit 3.2	Notice of Articles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2008	MANTRA VENTURE GROUP LTD.
(Registrant)

By: /s/ Larry Kristof
President and Chief Executive Officer